Exhibit 10.1





                               SECURITY AGREEMENT


                  This SECURITY AGREEMENT, dated as of October 11, 2006 (the "Agreement") is by and among Biophan Technologies, Inc., a company duly organized and validly existing under the laws of Nevada (the "Company"), the Purchasers identified on the signature pages hereto (each, a "Purchaser" and collectively, the "Purchasers") and Iroquois Master Fund Ltd., as agent for the Purchasers (in such capacity, together with its successors in such capacity, the "Agent").

                  The Company and each of the Purchasers are parties to a Securities Purchase Agreement dated as of October 11, 2006 (as modified and supplemented and in effect from time to time, the "Purchase Agreement"), that provides, subject to the terms and conditions thereof, for the issuance and sale by the Company to each of the Purchasers, severally and not jointly, Notes and Warrants as more fully described in the Purchase Agreement.

                  To induce each of the Purchasers to enter into the Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company has agreed to pledge and grant a security interest in the Collateral (as hereinafter defined) as security for the Secured Obligations (as hereinafter defined). Accordingly, the parties hereto agree as follows:

                  Section 1. Definitions. Each capitalized term used herein and not otherwise defined shall have the meaning assigned to such term in the Purchase Agreement. In addition, as used herein:

                  "Accounts" shall have the meaning ascribed thereto in Section 3(d) hereof.

                  "Business" shall mean the businesses from time to time, now or hereafter, conducted by the Company and its Subsidiaries.

                  "Collateral" shall have the meaning ascribed thereto in
Section 3 hereof.

                  "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Company, that are associated with the Business.

                  "Copyrights" shall mean all copyrights, copyright registrations and applications for copyright registrations, including those shown on Annex 3 hereto, and, without limitation, all renewals and extensions thereof, the right to recover for all past, present and future infringements thereof, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto.

                  "Documents" shall have the meaning ascribed thereto in Section 3(j) hereof.

                  "Equipment" shall have the meaning ascribed thereto in Section 3(h) hereof.

                  "Event of Default" shall have the meaning ascribed thereto in
Section 8 of the Notes.

                  "Excluded Assets": the collective reference to (i) any asset subject to a purchase money security interest ("PMSI Assets") in each case to the extent the grant by the Company of a security interest pursuant to this Agreement in the Company's right, title and interest in such PMSI Asset (A) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset or PMSI Asset, (B) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or accelerate the indebtedness evidenced thereby or (C) is permitted only with the consent of another party, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; (ii) Motor Vehicles the perfection of a security interest in which is excluded from the Uniform Commercial Code in the relevant jurisdiction; and (iii) the Capital Stock in any Foreign Subsidiary, to the extent (but only to the extent) required to prevent the Collateral from including more than 65% of all capital stock of any Foreign Subsidiary of the Company.

                  "Excluded Collateral" shall mean the assets of the Company which secure the Permitted Indebtedness and the assets listed on Annex 2 hereto.

                  "Foreign Subsidiary": any subsidiary of the Company that is organized under the laws of a jurisdiction outside the United States.

                  "Instruments" shall have the meaning ascribed thereto in
Section 3(e) hereof.

                  "Intellectual Property" shall mean, collectively, all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets used or useful in the Business; (b) all licenses or user or other agreements granted to the Company with respect to any of the foregoing, in each case whether now or hereafter owned or used including, without limitation, the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral; (c) all customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, manuals, materials standards, processing standards, catalogs, computer and automatic machinery software and programs, and the like pertaining to the operation by the Company of the Business; (d) all sales data and other information relating to sales now or hereafter collected and/or maintained by the Company that pertain to the Business; (e) all accounting information which pertains to the Business and all media in which or on which any of the information or knowledge or data or records which pertain to the Business may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data; (f) all licenses, consents, permits, variances, certifications and approvals of governmental agencies now or hereafter held by the Company pertaining to the operation by the Company and its Subsidiaries of the Business; and (g) all causes of action, claims and warranties now or hereafter owned or acquired by the Company in respect of any of the items listed above.

                  "Inventory" shall have the meaning ascribed thereto in Section 3(f) hereof.

                  "Issuers" shall mean, collectively, the respective entities identified on Annex 1 hereto, and all other entities formed by the Company or entities in which the Company owns or acquires any capital stock or similar interest.

                  "Motor Vehicles" shall mean motor vehicles, tractors, trailers and other like property, whether or not the title thereto is governed by a certificate of title or ownership.

                  "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Company that are associated with the Business.

                  "Patents" shall mean all patents and patent applications, including those shown on Annex 3 hereto, and, without limitation, the inventions and improvements described and claimed therein together with the reissues, divisions, continuations, renewals, extensions and continuations-in-part thereof, all income, royalties, damages and payments now or hereafter due and/or payable under and with respect thereto, including, without limitation, damages and payments for past or future infringements thereof, the right to sue for past, present and future infringements thereof, and all rights corresponding thereto throughout the world.

                  "Permitted Indebtedness" shall mean the Company's existing indebtedness, liabilities and obligations as disclosed on Annex 5 hereto and any future capitalized leases, purchase money indebtedness and the Notes.

                  "Permitted Liens" shall mean (i) the Company's existing Liens as disclosed in Annex 6 hereto, (ii) the security interests created by this Agreement, (iii) Liens of local or state authorities for franchise, real estate or other like taxes, (iv) statutory Liens of landlords and liens of carriers, warehousemen, bailees, mechanics, materialmen and other like Liens imposed by law, created in the ordinary course of business and for amounts not yet due, (v) tax Liens not yet due and payable and (vi) existing Liens which do not materially affect the value of the Company's property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries.

                  "Pledged Stock" shall have the meaning ascribed thereto in
Section 3(a) hereof.

                  "Real Estate" shall have the meaning ascribed thereto in
Section 3(l) hereof.

                  "Secured Obligations" shall mean, collectively, (a) the principal of and interest on the Notes issued or issuable (as applicable) by the Company and held by the applicable Purchaser and all other amounts from time to time owing to such Purchasers by the Company under the Purchase Agreement and the Notes and (b) all obligations of the Company to such Purchasers thereunder.

                  "Stock Collateral" shall mean, collectively, the Collateral described in clauses (a) through (c) of Section 3 hereof and the proceeds of and to any such property and, to the extent related to any such property or such proceeds, all books, correspondence, credit files, records, invoices and other papers.

                  "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Company, that are associated with the Business. Notwithstanding the foregoing, the Trademark Collateral does not and shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

                  "Trademarks" shall mean all trade names, trademarks and service marks, logos, trademark and service mark registrations, and applications for trademark and service mark registrations, including those shown on Annex 3 hereto, and, without limitation, all renewals of trademark and service mark registrations, all rights corresponding thereto throughout the world, the right to recover for all past, present and future infringements thereof, all other rights of any kind whatsoever accruing thereunder or pertaining thereto, together, in each case, with the product lines and goodwill of the business connected with the use of, and symbolized by, each such trade name, trademark and service mark.

                  "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of Nevada from time to time.

                  Section 2. Representations and Warranties. The Company represents and warrants to each of the Purchasers that:

                  a. the Company is the sole beneficial owner of the Collateral and no Lien exists or will exist upon any Collateral at any time (and, with respect to the Stock Collateral, no right or option to acquire the same exists in favor of any other Person), except for Permitted Liens and the pledge and security interest in favor of each of the Purchasers created or provided for herein which pledge and security interest will constitute a first priority perfected pledge and security interest in and to all of the Collateral (other than (i) Intellectual Property registered or otherwise located outside of the United States of America, (ii) Real Estate, and (iii) as otherwise set forth in this Agreement) upon the filing of the applicable financing statements or delivery of stock certificates required hereunder or other action required by this Agreement necessary to establish "control" as that term is defined in the Uniform Commercial Code over the Collateral for the benefit of the Agent.

                  b. the Pledged Stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto is, and all other Pledged Stock, whether issued now or in the future, will be, duly authorized, validly issued, fully paid and nonassessable, free and clear of all Liens other than Permitted Liens and none of such Pledged Stock is or will be subject to any contractual restriction, preemptive and similar rights, or any restriction under the charter or by-laws of the respective Issuers of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained herein);

                  c. the Pledged Stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto constitutes all of the issued and outstanding shares of capital stock of any class of such Issuers beneficially owned by the Company on the date hereof (whether or not registered in the name of the Company) and said Annex 1 correctly identifies, as at the date hereof, the respective Issuers of such Pledged Stock;

                  d. the Company owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, all of its Copyrights, Patents and Trademarks, and all registrations of its material Copyrights, Patents and Trademarks are valid and in full force and effect. Except as may be set forth in said Annex 3, the Company owns and possesses the right to use all material Copyrights, Patents and Trademarks, necessary for the operation of the Business;

                  e. to the Company's knowledge, (i) except as set forth in Annex 3 hereto, there is no violation by others of any right of the Company with respect to any material Copyrights, Patents or Trademarks, respectively, and
                        (ii) the Company is not, in connection with the Business, infringing in any material respect upon any Copyrights, Patents or Trademarks of any other Person; and no proceedings have been instituted or are pending against the Company or, to the Company's knowledge, threatened, and no claim against the Company has been received by the Company, alleging any such violation, except as may be set forth in said Annex 3;

                  f. the Company does not own any material Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies; and


                  Section 3. Collateral. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) of the Secured Obligations, the Company hereby pledges, grants, collaterally assigns, hypothecates and transfers to the Agent on behalf of the Purchasers as hereinafter provided, a security interest in and Lien upon all of the Company's right, title and interest in, to and under all personal property and other assets of the Company, whether now owned or hereafter acquired by or arising in favor of the Company, whether now existing or hereafter coming into existence, whether owned or consigned by or to, or leased from or to the Company and regardless of where located, except for the Excluded Collateral and the Excluded Assets, (all being collectively referred to herein as "Collateral") including:

                  a. the Company's direct or indirect ownership interest in the respective shares of capital stock of the Issuers and all other shares of capital stock of whatever class of the Issuers, now or hereafter owned by the Company, together with in each case the certificates evidencing the same (collectively, the "Pledged Stock");

                  b. all shares, securities, moneys or property representing a dividend on any of the Pledged Stock, or representing a distribution or return of capital upon or in respect of the Pledged Stock, or resulting from a split-up, revision, reclassification or other like change of the Pledged Stock or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Stock;

                  c. without affecting the obligations of the Company under any provision prohibiting such action hereunder or under the Purchase Agreement or the Notes, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Company itself) formed by or resulting from such consolidation or merger (the Pledged Stock, together with all other certificates, shares, securities, properties or moneys as may from time to time be pledged hereunder pursuant to clause (a) or (b) above and this clause (c) being herein collectively called the "Stock Collateral");

                  d. all accounts and general intangibles (each as defined in the Uniform Commercial Code) of the Company constituting any right to the payment of money, including (but not limited to) all moneys due and to become due to the Company in respect of any loans or advances for the purchase price of Inventory or Equipment or other goods sold or leased or for services rendered, all moneys due and to become due to the Company under any guarantee (including a letter of credit) of the purchase price of Inventory or Equipment sold by the Company and all tax refunds (such accounts, general intangibles and moneys due and to become due being herein called collectively "Accounts");

                  e. all instruments, chattel paper or letters of credit (each as defined in the Uniform Commercial Code) of the Company evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances (herein collectively called "Instruments");

                  f.    all inventory (as defined in the Uniform Commercial
                        Code) of the Company and all goods obtained by the Company in exchange for such inventory (herein collectively called "Inventory");

                  g. all Intellectual Property and all other accounts or general intangibles of the Company not constituting Intellectual Property or Accounts;

                  h.    all equipment (as defined in the Uniform Commercial
                        Code) of the Company (herein collectively called "Equipment");

                  i. each contract and other agreement of the Company relating to the sale or other disposition of Inventory or Equipment;

                  j. all deposit accounts (as defined in the Uniform Commercial Code) of the Company (herein collectively called "Deposit Accounts");

                  k. all documents of title (as defined in the Uniform Commercial Code) or other receipts of the Company covering, evidencing or representing Inventory or Equipment (herein collectively called "Documents");

                  l. all rights, claims and benefits of the Company against any Person arising out of, relating to or in connection with Inventory or Equipment purchased by the Company, including, without limitation, any such rights, claims or benefits against any Person storing or transporting such Inventory or Equipment;

                  m. all estates in land together with all improvements and other structures now or hereafter situated thereon, together with all rights, privileges, tenements, hereditaments, appurtenances, easements, including, but not limited to, rights and easements for access and egress and utility connections, and other rights now or hereafter appurtenant thereto ("Real Estate");

                  n. all other tangible or intangible property of the Company, including, without limitation, all proceeds, products and accessions of and to any of the property of the Company described in clauses (a) through (m) above in this Section 3 (including, without limitation, any proceeds of insurance thereon), and, to the extent related to any property described in said clauses or such proceeds, products and accessions, all books, correspondence, credit files, records, invoices and other papers, including without limitation all tapes, cards, computer runs and other papers and documents in the possession or under the control of the Company or any computer bureau or service company from time to time acting for the Company.

                  Section 4. Further Assurances; Remedies. In furtherance of the grant of the pledge and security interest pursuant to Section 3 hereof, the Company hereby agrees with the Agent and each of the Purchasers as follows:

                  4.01  Delivery and Other Perfection. The Company shall:

                  a. if any of the above-described shares, securities, monies or property required to be pledged by the Company under clauses (a), (b) and (c) of Section 3 hereof are received by the Company, forthwith either (x) transfer and deliver to the Agent such shares or securities so received by the Company (together with the certificates for any such shares and securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) all of which thereafter shall be held by the Agent, pursuant to the terms of this Agreement, as part of the Collateral or (y) take such other action as the Agent shall reasonably deem necessary or appropriate to duly record the Lien created hereunder in such shares, securities, monies or property referred to in said clauses (a), (b) and (c) of Section 3;

                  b. deliver and pledge to the Agent, at the Agent's request, any and all Instruments, endorsed and/or accompanied by such instruments of assignment and transfer in such form and substance as the Agent may request; provided, that so long as no Event of Default shall have occurred and be continuing, the Company may retain for collection in the ordinary course any Instruments received by it in the ordinary course of business and the Agent shall, promptly upon request of the Company, make appropriate arrangements for making any other Instrument pledged by the Company available to it for purposes of presentation, collection or renewal (any such arrangement to be effected, to the extent deemed appropriate by the Agent, against trust receipt or like document);

                  c. give, execute, deliver, file and/or record any financing statement, notice, instrument, document, agreement or other papers that may be necessary (in the reasonable judgment of the Agent) to create, preserve, perfect or validate any security interest granted pursuant hereto or to enable the Agent to exercise and enforce their rights hereunder with respect to such security interest, including, without limitation, causing any or all of the Stock Collateral to be transferred of record into the name of the Agent or its nominee (and the Agent agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Agent will thereafter promptly give to the Company copies of any notices and communications received by it with respect to the Stock Collateral), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of
                        Section 4.09 below;

                  d. upon the acquisition after the date hereof by the Company of any Equipment covered by a certificate of title or ownership cause the Agent to be listed as the lienholder on such certificate of title and within 120 days of the acquisition thereof (or such other time as the Agent may approve in its sole discretion) deliver evidence of the same to the Agent;

                  e. keep accurate books and records relating to the Collateral, and, during the continuation of an Event of Default, stamp or otherwise mark such books and records in such manner as the Agent may reasonably require in order to reflect the security interests granted by this Agreement;

                  f. furnish to the Agent from time to time (but, unless an Event of Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the material Copyright Collateral, the Patent Collateral and the Trademark Collateral, respectively, and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Agent may reasonably request, all in reasonable detail;

                  g. permit representatives of the Agent, upon reasonable notice, at any time during normal business hours to inspect and make abstracts from its books and records pertaining to the Collateral, and permit representatives of the Agent to be present at the Company's place of business to receive copies of all communications and remittances relating to the Collateral, and forward copies of any notices or communications by the Company with respect to the Collateral, all in such manner as the Agent may reasonably require; provided, however, that so long as an Event of Default is not continuing, such visits shall be made not more than once per fiscal year at Company's expense; and

                  h. upon the occurrence and during the continuance of any Event of Default, upon request of the Agent, promptly notify each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Agent hereunder, and that any payments due or to become due in respect of such Collateral are to be made directly to the Agent.

                  4.02 Other Financing Statements and Liens. Except with respect to Permitted Indebtedness or as otherwise permitted under Schedule 3.1(a) of the Purchase Agreement, without the prior written consent of the Agent, the Company shall not file or authorize or permit to be filed, in any jurisdiction, any financing statement or like instrument with respect to the Collateral in which the Agent is not named as the sole secured party for the benefit of each of the Purchasers, except for Permitted Liens.

                  4.03 Preservation of Rights. The Agent shall not be required to take steps necessary to preserve any rights against prior parties to any of the Collateral.

                  4.04 Special Provisions Relating to Certain Collateral.

                  a.    Stock Collateral.

                        (1) The Company will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding that is owned directly or indirectly by the Company.


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


                        (2) So long as no Event of Default shall have occurred and be continuing, the Company shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of this Agreement, the Purchase Agreement, the Notes or any other instrument or agreement referred to herein or therein, provided that the Company agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of this Agreement, the Purchase Agreement, the Notes or any such other instrument or agreement; and the Agent shall execute and deliver to the Company or cause to be executed and delivered to the Company all such proxies, powers of attorney, dividend and other orders, and all such instruments, without recourse, as the Company may reasonably request for the purpose of enabling the Company to exercise the rights and powers which it is entitled to exercise pursuant to this Section 4.04(a)(2).

                        (3) Unless and until an Event of Default has occurred and is continuing, the Company shall be entitled to receive and retain any dividends on the Stock Collateral paid in cash out of earned surplus.

                        (4) If any Event of Default shall have occurred, then so long as such Event of Default shall continue, and whether or not the Agent exercises any available right to declare any Secured Obligations due and payable or seeks or pursues any other relief or remedy available to it under applicable law or under this Agreement, the Purchase Agreement, the Notes or any other agreement relating to such Secured Obligations, all dividends and other distributions on the Stock Collateral shall be paid directly to the Agent and retained by it as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Agent shall so request in writing, the Company agrees to execute and deliver to the Agent appropriate additional dividend, distribution and other orders and documents to that end, provided that if such Event of Default is cured, any such dividend or distribution theretofore paid to the Agent shall, upon request of the Company (except to the extent theretofore applied to the Secured Obligations) be returned by the Agent to the Company.

                  b.    Intellectual Property.

                        (1) For the purpose of enabling the Agent to exercise rights and remedies under Section 4.05 hereof at such time as the Agent shall be lawfully entitled to exercise such rights and remedies, and for no other purpose, the Company hereby grants to the Agent, to the extent assignable, an irrevocable, non-exclusive license (exercisable without payment of royalty or other compensation to the Company) to use, assign, license or sublicense any of the Intellectual Property (other than the Trademark Collateral or goodwill associated therewith) now owned or hereafter acquired by the Company, wherever the same may be located, including in such license reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout thereof.

                        (2) Notwithstanding anything contained herein to the contrary, so long as no Event of Default shall have occurred and be continuing and following notice by the Agent of the termination of Company's rights with respect thereto, the Company will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Company. In furtherance of the foregoing, unless an Event of Default shall have occurred and is continuing, the Agent shall from time to time, upon the request of the Company, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Company shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to clause (1) immediately above as to any specific Intellectual Property). Further, upon the payment in full of all of the Secured Obligations or earlier expiration of this Agreement or release of the Collateral, the Agent shall grant back to the Company the license granted pursuant to clause (1) immediately above. The exercise of rights and remedies under Section 4.05 hereof by the Agent shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Company in accordance with the first sentence of this clause (2).

                  4.05 Events of Default, etc. During the period during which an Event of Default shall have occurred and be continuing:

                  a. the Company shall, at the request of the Agent, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Agent and the Company, designated in its request;


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


                  b. the Agent may make any reasonable compromise or settlement deemed desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, any of the Collateral;

                  c. the Agent shall have all of the rights and remedies with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not said Code is in effect in the jurisdiction where the rights and remedies are asserted) and such additional rights and remedies to which a secured party is entitled under the laws in effect in any jurisdiction where any rights and remedies hereunder may be asserted, including, without limitation, the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Agent were the sole and absolute owner thereof (and the Company agrees to take all such action as may be appropriate to give effect to such right);

                  d. the Agent in its discretion may, in its name or in the name of the Company or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for any of the Collateral, but shall be under no obligation to do so; and

                  e. the Agent may, upon 10 Business Days, prior written notice to the Company of the time and place, with respect to the Collateral or any part thereof which shall then be or shall thereafter come into the possession, custody or control of the Agent, or any of its respective agents, sell, lease, assign or otherwise dispose of all or any of such Collateral, at such place or places as the Agent deems best, and for cash or on credit or for future delivery (without thereby assuming any credit risk), at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place thereof (except such notice as is required above or by applicable statute and cannot be waived) and the Agent or anyone else may be the purchaser, lessee, assignee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale), and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Company, any such demand, notice or right and equity being hereby expressly waived and released. In the event of any sale, assignment, or other disposition of any of the Trademark Collateral, the goodwill of the Business connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Company shall supply to the Agent or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned.

The proceeds of each collection, sale or other disposition under this Section 4.05, including by virtue of the exercise of the license granted to the Agent in
Section 4.04(b)(1) hereof, shall be applied in accordance with Section 4.09 hereof.

                  The Company recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933, as amended, and applicable state securities laws, the Agent may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to the distribution or resale thereof. The Company acknowledges that any such private sales to an unrelated third party in an arm's length transaction may be at prices and on terms less favorable to the Agent than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer thereof to register it for public sale.

                  4.06 Deficiency. If the proceeds of sale, collection or other realization of or upon the Collateral pursuant to Section 4.05 hereof are insufficient to cover the costs and expenses of such realization and the payment in full of the Secured Obligations, the Company shall remain liable for any deficiency.

                  4.07 Removals, etc. Without at least 30 days' prior written notice to the Agent or unless otherwise required by law, the Company shall not
(i) maintain any of its books or records with respect to the Collateral at any office or maintain its chief executive office or its principal place of business at any place, or permit any Inventory or Equipment to be located anywhere other than at the address indicated for the Company in Section 7.4 of the Purchase Agreement or at one of the locations identified in Annex 4 hereto or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature page hereto.

                  4.08 Private Sale. The Agent shall incur no liability as a result of the sale of the Collateral, or any part thereof, at any private sale to an unrelated third party in an arm's length transaction pursuant to Section
4.05 hereof conducted in a commercially reasonable manner. The Company hereby waives any claims against the Agent arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured Obligations, even if the Agent accepts the first offer received and does not offer the Collateral to more than one offeree.

                  4.09 Application of Proceeds. Except as otherwise herein expressly provided, the proceeds of any collection, sale or other realization of all or any part of the Collateral pursuant hereto, and any other cash at the time held by the Agent under this Section 4, shall be applied by the Agent:

                  First, to the payment of the costs and expenses of such collection, sale or other realization, including reasonable out-of-pocket costs and expenses of the Agent and the fees and expenses of its agents and counsel, and all expenses, and advances made or incurred by the Agent in connection therewith;

                  Next, to the payment in full of the Secured Obligations in each case equally and ratably in accordance with the respective amounts thereof then due and owing to each of the Purchasers; and

                  Finally, to the payment to the Company, or its successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

As used in this Section 4, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any thereof received under any reorganization, liquidation or adjustment of debt of the Company or any issuer of or obligor on any of the Collateral.

                  4.10 Attorney-in-Fact. Without limiting any rights or powers granted by this Agreement to the Agent while no Event of Default has occurred and is continuing, upon the occurrence and during the continuance of any Event of Default, the Agent is hereby appointed the attorney-in-fact of the Company for the purpose of carrying out the provisions of this Section 4 and taking any action and executing any instruments which the Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, so long as the Purchasers shall be entitled under this Section 4 to make collections in respect of the Collateral, the Agent shall have the right and power to receive, endorse and collect all checks made payable to the order of the Company representing any dividend, payment, or other distribution in respect of the Collateral or any part thereof and to give full discharge for the same.

                  4.11 Perfection. (i) Concurrently with the execution and delivery of this Agreement or within 10 Business Days following the date hereof, the Company shall file such financing statements and other documents in such offices as the Agent may reasonably request to perfect the security interests granted by Section 3 of this Agreement that may be perfected by such filing;
(ii) the Company shall within 10 Business Days following the date hereof, grant control over any Deposit Accounts to the Agent];and (iii) at any time requested by the Agent, the Company shall deliver to the Agent all share certificates of capital stock directly or indirectly owned by the Company in the entities identified in Annex 1 hereto, accompanied by undated stock powers duly executed in blank.

                  4.12 Termination. When all Secured Obligations shall have been paid in full under the Purchase Agreement, this Agreement shall terminate, and the Agent shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect thereof, to or on the order of the Company and to be released and cancelled all licenses and rights referred to in Section 4.04(b)(1) hereof. The Agent shall also execute and deliver to the Company upon such termination such Uniform Commercial Code termination statements, certificates for terminating the Liens on the Motor Vehicles and such other documentation as shall be reasonably requested by the Company to effect the termination and release of the Liens on the Collateral.

                  4.13 Expenses. The Company agrees to pay to the Agent all reasonable out-of-pocket expenses (including reasonable expenses for legal services of every kind) of, or incident to, the enforcement of any of the provisions of this Section 4, or performance by the Agent of any obligations of the Company in respect of the Collateral which the Company has failed or refused to perform upon reasonable notice, or any actual or attempted sale, or any exchange, enforcement, collection, compromise or settlement in respect of any of the Collateral, and for the care of the Collateral and defending or asserting rights and claims of the Agent in respect thereof, by litigation or otherwise, including expenses of insurance, and all such expenses shall be Secured Obligations to the Agent secured under Section 3 hereof.

                  4.14 Further Assurances. The Company agrees that, from time to time upon the written reasonable request of the Agent, the Company will execute and deliver such further documents and do such other acts and things as the Agent may reasonably request in order fully to effect the purposes of this Agreement.

                  4.15 Indemnity. Each of the Purchasers hereby jointly and severally covenants and agrees to reimburse, indemnify and hold the Agent harmless from and against any and all claims, actions, judgments, damages, losses, liabilities, costs, transfer or other taxes, and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred or suffered without any gross negligence, bad faith or willful misconduct by the Agent, arising out of or incident to any investigation, proceeding or litigation arising out of this Agreement or the administration of the Agent's duties hereunder, or resulting from its actions or inactions as Agent.

                  Section 5. Miscellaneous.

                  5.01 No Waiver. No failure on the part of the Agent or any of its agents to exercise, and no course of dealing with respect to, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise by the Agent or any of its agents of any right, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein are cumulative and are not exclusive of any remedies provided by law.

                  5.02 Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of Nevada.

                  5.03 Notices. All notices, requests, consents and demands hereunder shall be in writing and facsimile (facsimile confirmation required) or delivered to the intended recipient at its address or telex number specified pursuant to Section 7.4 of the Purchase Agreement and shall be deemed to have been given at the times specified in said Section 7.4.

                  5.04 Waivers, etc. The terms of this Agreement may be waived, altered or amended only by an instrument in writing duly executed by the Company and the Agent. Any such amendment or waiver shall be binding upon each of the Purchasers and the Company.

                  5.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the respective successors and assigns of the Company and each of the Purchasers (provided, however, that the Company shall not assign or transfer its rights hereunder without the prior written consent of the Agent).

                  5.06 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

                  5.07 Agent. Each Purchaser agrees to appoint Iroquois Master Fund Ltd. as its Agent for purposes of this Agreement. The Agent may employ agents and attorneys-in-fact in connection herewith and shall not be responsible for the negligence or misconduct of any such agents or attorneys-in-fact selected by it in good faith.

                  5.08 Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Purchasers in order to carry out the intentions of the parties hereto as nearly as may be possible and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

                  IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement to be duly executed as of the day and year first above written.



COMPANY:                                BIOPHAN TECHNOLOGIES, INC.

                                        By:  /s/ Darryl L. Canfield
                                             ------------------------------
                                             Name:  Darryl L. Canfield
                                             Title: Chief Financial Officer


AGENT:                                  IROQUOIS MASTER FUND LTD.

                                        By:  /s/ Joshua Silverman
                                             ------------------------------
                                             Name:  Joshua Silverman
                                             Title: Authorized Signatory

PURCHASERS:                             IROQUOIS MASTER FUND LTD.


                                        By:  /s/ Joshua Silverman
                                             ------------------------------
                                             Name:  Joshua Silverman
                                             Title: Authorized Signatory

                              OTHER PURCHASERS


                              Crescent International Ltd.
                              [Print Purchaser's Name]

                              By:   /s/ Maxi Brezzi  /s/ Bachir Taleb-Ibrahimi
                                    ------------------------------------------
                              Name:     Maxi Brezzi      Bachir Taleb-Ibrahimi
                              Title:    Authorized Signatories





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        CAMOFI MASTER LDC
                                        [Print Purchaser's Name]

                                         By: /s/ Jeffrey M. Haas
                                             ------------------------------
                                             Name:  Jeffrey M. Haas
                                             Title: Authorized Signatory





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        Truk Opportunity Fund, LLC
                                        [Print Purchaser's Name]

                                        By:  Atoll Asset Management, LLC
                                        By:  /s/ Michael E. Fein
                                             ------------------------------
                                             Name:  Michael E. Fein
                                             Title: Principal





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        Cranshire Caspital, L.P.
                                        [Print Purchaser's Name]

                                        By:  /s/ Michael P. Koph
                                             -----------------------------------
                                             Name: Michael P. Koph
                                             Title:President - Downsview Capital
                                                   The General Partner





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        Harborview Master Fund LP
                                        [Print Purchaser's Name]

                                        By:  /s/ Dale Elliott
                                             -------------------------------
                                             Name:  Navigator Management Ltd
                                             Title: Authorized Signatory





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        HIGHBRIDGE INTERNATIONAL LLC
                                        [Print Purchaser's Name]

                                        By:  Highbridge Capital Management LLC
                                        By:  /s/ Adam J. Chill
                                             ------------------------------
                                             Name:  Adam J. Chill
                                             Title: Managing Director





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        Rockmore Investment Master Fund Ltd
                                        [Print Purchaser's Name]

                                        By:  /s/ Bruce Bernstein
                                             ------------------------------
                                             Name:  Bruce Bernstein
                                             Title: Managing Member





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        BridgePointe Master Fund Ltd.
                                        [Print Purchaser's Name]

                                        By:  /s/ Michael C. Kendrick
                                             ------------------------------
                                             Name:  Michael C. Kendrick
                                             Title: Director





                     [Signature Page to Security Agreement]

                                        OTHER PURCHASERS


                                        CASTLERIGG MASTER INVESTMENTS LTD.
                                        [Print Purchaser's Name]

                                        By:  SANDELL ASSET MANAGEMENT CORP.
                                        By:  /s/ Patrick T. Burke
                                             ------------------------------
                                             Name:  Patrick T. Burke
                                             Title: Senior Managing Director





                     [Signature Page to Security Agreement]